Waddell & Reed Advisors
                    New Concepts Fund

                    Annual
                    Report
                    -----------------
                    June 30, 2002

CONTENTS

         3     Manager's Discussion

         7     Performance Summary

         9     Portfolio Highlights

        10     Investments

        16     Statement of Assets and Liabilities

        17     Statement of Operations

        18     Statement of Changes in Net Assets

        19     Financial Highlights

        23     Notes to Financial Statements

        30     Independent Auditors' Report

        31     Income Tax Information

        32     Directors & Officers

        40     Householding Notice

        42     Annual Privacy Notice














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors New Concepts Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
  June 30, 2002

An interview with Kimberly A. Scott, CFA, portfolio manager of Waddell & Reed Advisors New Concepts Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors New Concepts Fund, Inc. for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during the period.

How did the Fund perform during the last fiscal year?
The Fund performed in line with its benchmark index, before considering the impact of sales load, and underperformed the benchmark when considering the impact of sales load. The Fund's Class A shares declined 26.34 percent, before the impact of sales load, and declined 30.57 percent, including sales load impact. This compares with the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market), which declined 26.37 percent during the same period, and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which declined 25.35 percent during the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What impacted the Fund's performance, relative to its benchmark index, during the fiscal year?
The Fund was hurt, we believe, by our holdings in some media and telecommunications stocks that performed poorly during the difficult economic climate, especially during the latter part of the period. Some of our health care and consumer-oriented holdings also contributed to an overall negative return. Currently, the Fund maintains an overall defensive posture, particularly through its cash position, as a hedge against considerable uncertainty across the financial and economic landscape.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Mid-cap growth stocks suffered through a year fraught with terrorism, economic malaise, earnings disappointments and serious ethical and fiduciary lapses across the corporate landscape. As an illustration of the effects of such challenges, the Fund's benchmark index receded gradually but steadily through much of the first quarter of the fiscal year before collapsing following the terrorist attacks in September. The benchmark index regained much of this lost ground through the end of December and into early January, but then began a consistent sell-off that accelerated sharply in June as investors realized that corporate earnings were not responding to an improving economy. Daily headlines about corporate misdeeds and fraud appeared to contribute heavily to damaged investor psychology and eroded stock prices. Sagging technology and telecommunications stocks weighed heavily on the market for much of the year, and health care stocks, along with biotechnology issues, contributed significantly to losses later in the year. Consumer discretionary, energy and industrial cyclical stocks generally were bright spots during the period.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We feel that the Fund's performance was hurt most directly by exposure to a number of poorly performing media and telecommunications stocks, the combination of which contributed to approximately one-third of the Fund's negative return for the year. Performance was further hindered by a group of technology, health care and consumer-related stocks that had precipitous declines brought on by management missteps or economic forces, which caused significant shifts in their potential for near- to intermediate-term success. The Fund did maintain a sizeable cash position that served to mitigate the negative effects of these poorly performing stocks. Our bias is incrementally becoming more aggressive through small additions in industrial cyclicals and some technology stocks. These additions are due to our belief that the economy likely will continue to demonstrate improvement throughout the coming year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Areas of emphasis last year included the consumer discretionary sector in general, and media and advertising-related names more specifically. The focus on these industries came as a result of expectations for a nice rebound in advertising spending as the economy began to recover last year. However, the advertising downturn proved to be much steeper and more protracted than anticipated, and the stocks of advertising-dependent companies performed poorly during the fiscal year. Advertising stocks currently remain an area of focus, as the advertising cycle appears to have finally begun the early part of its upturn. The Fund had excessive exposure to telecommunications and cable stocks during the year, a fact that we feel contributed significantly to its negative performance. This exposure has been reduced. Energy was another area of emphasis, although at a much-reduced level from the beginning of the fiscal year. A significantly overweight position in energy stocks was reduced to a modest overweight. Natural gas related investments are of particular interest, as declining production yields and growing demand are expected to lead to higher gas prices and increases in earnings for the companies. The Fund is still slightly overweight in the energy sector. Going forward, we intend to continue working to manage risk by being diversified across economic sectors and by avoiding excessive concentration in individual stocks. We remain focused on finding companies that have no, or relatively low, debt on their balance sheets, are cash flow positive and, preferably, pay a dividend to shareholders.
Specific areas of interest currently include the health care sector, which has seen significant erosion in valuation, but we feel continues to include some of the strongest growth opportunities in the market, along with industrial cyclicals and consumer discretionary stocks.


Respectfully,


Kimberly A. Scott
Manager
Waddell & Reed Advisors
New Concepts Fund, Inc.

Comparison of Change in Value of $10,000 Investment

         Waddell & Reed
               Advisors                     Lipper
                    New                    Mid-Cap
               Concepts     Russell         Growth
            Fund, Inc.,     Mid-Cap          Funds
                  Class      Growth       Universe
               A Shares       Index        Average
              ---------   ---------     ----------
  03-31-93        9,425      10,000         10,000
  03-31-94       10,859      10,678         11,152
  03-31-95       13,085      11,949         12,261
  03-31-96       17,035      15,382         16,398
  03-31-97       15,607      16,357         16,526
  03-31-98       23,635      23,293         23,641
  03-31-99       27,850      25,361         24,859
  03-31-00       48,628      44,939         47,158
  03-31-01       31,479      24,558         29,502
  06-30-01       35,008      28,518         33,396
  06-30-02       25,788      20,998         24,929

=====          Waddell & Reed Advisors New Concepts Fund, Inc., Class A
Shares(1) -- $25,788
.. . .          Russell Mid-Cap Growth Index -- $20,998
-----          Lipper Mid-Cap Growth Funds Universe Average -- $24,929

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

 Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
                    -------    -------   -------   -------

1-year period ended
  6-30-02             -30.57%   -30.13%   -27.19%   -25.89%
 5-year period ended
  6-30-02               5.83%      ---       ---      7.51%
10-year period ended
  6-30-02              11.09%      ---       ---       ---
Since inception of
  Class(3) through
  6-30-02                ---     -8.64%    -7.86%     7.46%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B and Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).

   Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or on the redemption on Fund shares.

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND
--------------------------------------------------------------
New Concepts Fund

GOAL
Seeks the growth of your investment.

Strategy
Invests primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index and that the Fund's investment manager believes offer above-average growth potential.

Founded
1983

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

           Per Share Data
For the Fiscal Year Ended June 30, 2002
------------------------------------------
Capital gains distribution      $0.01
                                =====

Net asset value on
   6-30-02  $6.42 adjusted to:  $6.43 (A)
   6-30-01                       8.73
                               ------
Change per share               $(2.30)
                               ======

(A)This number includes the capital gains distribution of $0.01 paid in December 2001 added to the actual net asset value on June 30, 2002.

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return(A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02       -30.57%   -26.34%          -30.13%      -27.22%
 5-year period
  ended 6-30-02         5.83%     7.09%             ---          ---
10-year period
  ended 6-30-02        11.09%    11.75%             ---          ---
Since inception
  of Class (F)           ---       ---            -8.64%       -7.91%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period                        Class C(B)          Class Y(C)
------                        ----------          ----------
 1-year period
  ended 6-30-02                 -27.19%             -25.89%
 5-year period
  ended 6-30-02                    ---                7.51%
10-year period
  ended 6-30-02                    ---                 ---
Since inception
  of Class(D)                    -7.86%               7.46%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not reflect the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 9-6-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND
--------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors New Concepts Fund, Inc. had net assets totaling $1,025,613,606 invested in a diversified portfolio of:

   84.19%  Common Stocks
   14.84%  Cash and Cash Equivalents
    0.97%  Preferred Stock

As a shareholder of Waddell & Reed Advisors New Concepts Fund, Inc., for every $100 you had invested on June 30, 2002, your Fund owned:

 $22.76  Business Equipment and Services Stocks
  14.84  Cash and Cash Equivalents
  12.60  Technology Stocks
  11.66  Health Care Stocks
   9.61  Financial Services Stocks
   7.40  Capital Goods Stocks
   5.32  Energy Stocks
   3.82  Utilities Stocks
   3.31  Retail Stocks
   3.03  Consumer Goods Stocks
   2.55  Consumer Services Stocks
   2.13  Miscellaneous Stocks
   0.97  Preferred Stock

THE INVESTMENTS OF NEW CONCEPTS FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS
Banks - 6.42%
 Charter One Financial, Inc.  ............1,078,250  $   37,070,235
 Synovus Financial Corp.  ................1,046,000      28,785,920
                                                     --------------
                                                         65,856,155
                                                     --------------

Broadcasting - 1.74%
 Cox Radio, Inc., Class A*  ..............  739,700      17,826,770
                                                     --------------

Business Equipment and Services - 14.87%
 Arbitron Inc.*  .........................  404,700      12,626,640
 Convergys Corporation*  .................1,105,700      21,539,036
 Getty Images, Inc.*  ....................  762,800      16,579,458
 Interpublic Group of Companies,
   Inc. (The) ............................  729,300      18,057,468
 KPMG Consulting, Inc.*  .................2,119,050      31,478,488
 Lamar Advertising Company*  .............  590,500      21,969,552
 Sabre Holdings Corporation*  ............  526,250      18,839,750
 Total System Services, Inc.  ............  608,400      11,444,004
                                                     --------------
                                                        152,534,396
                                                     --------------

Capital Equipment - 2.46%
 Cooper Cameron Corporation*  ............  277,700      13,446,234
 IDEX Corporation  .......................  351,300      11,768,550
                                                     --------------
                                                         25,214,784
                                                     --------------

Chemicals -- Specialty - 1.01%
 OM Group, Inc.  .........................  167,100      10,360,200
                                                     --------------

Communications Equipment - 2.06%
 ADC Telecommunications, Inc.*  ..........5,465,700      12,489,125
 McData Corporation, Class A*  ...........  770,500       6,807,367
 McData Corporation, Class B*  ...........  201,000       1,785,885
                                                     --------------
                                                         21,082,377
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF NEW CONCEPTS FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Computers -- Micro - 2.04%
 Apple Computer, Inc.*  ..................1,181,100  $   20,923,186
                                                     --------------

Computers -- Peripherals - 2.76%
 Brocade Communications
   Systems, Inc. (A)* ....................  396,100       6,923,828
 Mercury Interactive Corporation*  .......  241,700       5,548,223
 Siebel Systems, Inc.*  ..................  402,200       5,717,273
 Veritas Software Corp.*  ................  509,300      10,076,501
                                                     --------------
                                                         28,265,825
                                                     --------------

Cosmetics and Toiletries - 1.84%
 Estee Lauder Companies Inc. (The),
   Class A ...............................  535,400      18,846,080
                                                     --------------

Electrical Equipment - 2.49%
 Federal Signal Corporation  .............  416,350       9,992,400
 Molex Incorporated  .....................  244,000       8,180,100
 Molex Incorporated, Class A  ............  270,600       7,414,440
                                                     --------------
                                                         25,586,940
                                                     --------------

Electronic Components - 5.74%
 Intersil Corporation, Class A*  .........  789,200      16,869,150
 Microchip Technology Incorporated (A)*  .  589,100      16,156,067
 Network Appliance, Inc.*  ...............2,074,900      25,801,382
                                                     --------------
                                                         58,826,599
                                                     --------------

Health Care -- Drugs - 3.84%
 Cephalon, Inc. (A)*  ....................  238,100      10,765,692
 Forest Laboratories, Inc.*  .............  293,300      20,765,640
 NPS Pharmaceuticals, Inc.*  .............  201,600       3,087,504
 Neurocrine Biosciences, Inc. (A)*  ......  165,400       4,737,883
                                                     --------------
                                                         39,356,719
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF NEW CONCEPTS FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Health Care -- General - 4.00%
 Beckman Coulter, Inc.*  .................  172,300  $    8,597,770
 Biomet, Inc.  ...........................1,128,100      30,588,432
 Kyphon Inc.*  ...........................  128,500       1,872,887
                                                     --------------
                                                         41,059,089
                                                     --------------

Hospital Supply and Management - 3.82%
 Express Scripts, Inc., Class A (A)*  ....  380,900      19,086,899
 Laboratory Corporation of
   America Holdings* .....................  440,100      20,090,565
                                                     --------------
                                                         39,177,464
                                                     --------------

Metal Fabrication - 2.45%
 Fastenal Company  .......................  650,400      25,124,952
                                                     --------------

Motor Vehicles - 1.19%
 Harley-Davidson, Inc.  ..................  239,000      12,253,530
                                                     --------------

Petroleum -- Domestic - 4.14%
 Burlington Resources Inc.  ..............  714,400      27,147,200
 Noble Energy, Inc.  .....................  424,900      15,317,645
                                                     --------------
                                                         42,464,845
                                                     --------------

Petroleum -- Services - 1.18%
 Baker Hughes Incorporated  ..............  364,200      12,124,218
                                                     --------------

Publishing - 0.81%
 Martha Stewart Living Omnimedia, Inc.*  .  722,900       8,291,663
                                                     --------------

Restaurants - 0.88%
 Starbucks Corporation*  .................  363,200       9,023,704
                                                       ------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF NEW CONCEPTS FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Retail -- Food Stores - 0.83%
 Rite Aid Corporation*  ..................3,626,000  $    8,521,100
                                                     --------------

Retail -- Specialty Stores - 1.60%
 Abercrombie & Fitch, Class A*  ..........  680,800      16,420,896
                                                     --------------

Security and Commodity Brokers - 3.19%
 Charles Schwab Corporation (The)  .......2,311,200      25,885,440
 Prudential Financial, Inc.*  ............  206,200       6,878,832
                                                     --------------
                                                         32,764,272
                                                     --------------

Timesharing and Software - 7.89%
 Concord EFS, Inc.*  .....................  887,700      26,750,839
 Digital Insight Corporation* ............  761,200      12,525,546
 eBay Inc. (A)*  .........................  675,900      41,652,338
                                                     --------------
                                                         80,928,723
                                                     --------------

Trucking and Shipping - 1.12%
 C.H. Robinson Worldwide, Inc.*  .........  218,100       7,331,432
 Hunt (J.B.) Transport Services, Inc.*  ..  139,550       4,118,120
                                                     --------------
                                                         11,449,552
                                                     --------------

Utilities -- Telephone - 3.82%
 CenturyTel, Inc.  .......................  385,300      11,366,350
 Citizens Communications Company*  .......2,046,700      17,110,412
 Commonwealth Telephone
   Enterprises, Inc.* ....................  267,100      10,746,769
                                                     --------------
                                                         39,223,531
                                                     --------------

TOTAL COMMON STOCKS - 84.19%                         $  863,507,570
 (Cost: $915,297,727)


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF NEW CONCEPTS FUND
     June 30, 2002

                                             Shares           Value

PREFERRED STOCK - 0.97%
Security and Commodity Brokers
 Prudential Financial, Inc. and
   Prudential Financial Capital
   Trust I, 6.75%
   Convertible ...........................  172,450  $    9,933,120
                                                     --------------
 (Cost: $9,230,137)

                                          Principal
                                          Amount in
                                          Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Beverages - 2.35%
 Anheuser-Busch Companies, Inc.,
   1.73%, 7-11-02 ........................  $11,090      11,084,671
 Diageo Capital plc,
   1.72%, 7-18-02 ........................   13,000      12,989,441
                                                     --------------
                                                         24,074,112
                                                     --------------

 Chemicals -- Petroleum and Inorganic - 0.00%
 du Pont (E.I.) de Nemours and Company,
   1.6863%, Master Note ..................        1           1,000

 Cosmetics and Toiletries - 1.17%
 Gillette Company (The),
   1.73%, 7-17-02 ........................   12,000      11,990,773
                                                     --------------

Food and Related - 2.40%
 Alcon Finance PLC (Nestle Capital Corp.),
   1.74%, 7-9-02 .........................    9,591       9,587,291
 General Mills, Inc.,
   1.99%, Master Note ....................       74          74,000
 Unilever Capital Corporation,
   1.72%, 7-30-02 ........................   15,000      14,979,217
                                                     --------------
                                                         24,640,508
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF NEW CONCEPTS FUND
     June 30, 2002

                                          Principal
                                          Amount in
                                          Thousands           Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Health Care -- Drugs - 2.86%
 Abbott Laboratories,
   1.73%, 7-19-02 ........................  $ 7,000  $    6,993,945
 GlaxoSmithKline Finance plc,
   1.75%, 8-13-02 ........................   13,000      12,972,826
 Pfizer Inc.:
   1.73%, 7-16-02 ........................    1,386       1,385,001
   1.74%, 7-17-02 ........................    8,000       7,993,813
                                                     --------------
                                                         29,345,585
                                                     --------------

 Household -- General Products - 0.98%
 Kimberly-Clark Corporation,
   1.74%, 7-8-02 .........................   10,000       9,996,617
                                                     --------------

 Security and Commodity Brokers - 0.97%
 IBM Credit Corp.,
   1.73%, 7-17-02 ........................   10,000       9,992,311
                                                     --------------

 Trucking and Shipping - 1.46%
 United Parcel Service, Inc.,
   1.72%, 7-2-02 .........................   15,000      14,999,283
                                                     --------------

 Utilities -- Electric - 1.20%
 Tampa Electric Co.,
   1.9%, 7-15-02 .........................   12,335      12,325,886
                                                     --------------

Total Commercial Paper - 13.39%                         137,366,075

Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.98%
 Chemicals -- Petroleum and Inorganic
 Formosa Plastics Corp. USA
   (Bank of America N.A.),
   1.77%, 7-15-02 ........................   10,000       9,993,117
                                                     --------------


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF NEW CONCEPTS FUND
     June 30, 2002

                                          Principal
                                          Amount in
                                          Thousands           Value

SHORT-TERM SECURITIES (Continued)
United States Government Security - 0.97%
 United States Treasury Bill,
   1.64%, 7-18-02 ........................  $10,000  $    9,992,256
                                                     --------------

TOTAL SHORT-TERM SECURITIES - 15.34%                 $  157,351,448
 (Cost: $157,351,448)

TOTAL INVESTMENT SECURITIES - 100.50%                $1,030,792,138
 (Cost: $1,081,879,312)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.50%)      (5,178,532)

NET ASSETS - 100.00%                                 $1,025,613,606


See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF NEW CONCEPTS FUND
     June 30, 2002

Notes To Schedule of Investments
  *No income dividends were paid during the preceding 12 months.

(A)As of June 30, 2002, a portion of these securities was used as cover for the following written call options (See Note 6 to financial statements):

                      Contracts
     Underlying       Subject     Expiration Month/Premium Market
     Security         to Call     Exercise PriceReceived    Value
-----------------------           ----------------------------------- ------
Brocade Communications
  Systems, Inc.         3,244       July/32.5 $  411,975 $  8,110
Brocade Communications
  Systems, Inc.            98       July/35        9,506      245
Cephalon, Inc.            123       August/70     19,925    1,230
Cephalon, Inc.          1,081       November/60  403,104  259,440
Express Scripts, Inc.,
  Class A               2,162       August/60    451,685  205,390
Microchip Technology
  Incorporated          5,025       July/33.375  559,442  188,438
Neurocrine Biosciences, Inc.1,410   August/45    150,865   28,200
                       ------                 ---------- --------
                       13,143                 $2,006,502 $691,053
                       ======                 ========== ========

   In addition to the above written call options, the following written put options were outstanding as of June 30, 2002. (See Note 6 to financial statements):

                      Contracts
     Underlying       Subject     Expiration Month/    Premium     Market
     Security         to Put      Exercise Price      Received      Value
-----------------------           ----------------------------------- ------
Brocade Communications
  Systems, Inc.         3,244       July/20         $  460,634    $1,070,520
Cephalon, Inc.          1,081       November/45        677,766       794,535
                       ------                       ----------    ----------
                        4,325                       $1,138,400    $1,865,055
                       ======                       ==========    ==========

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     NEW CONCEPTS FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value
   (Notes 1 and 3) ..................................... $1,030,792
 Cash  .................................................          1
 Receivables:
   Fund shares sold ....................................      1,131
   Dividends and interest ..............................        361
 Prepaid insurance premium  ............................         10
                                                         ----------
    Total assets  ......................................  1,032,295
LIABILITIES                                              ----------
 Payable to Fund shareholders  .........................      3,258
 Outstanding put options at market (Note 6)  ...........      1,865
 Outstanding call options at market (Note 6)  ..........        691
 Accrued shareholder servicing (Note 2)  ...............        458
 Accrued service fee (Note 2)  .........................        174
 Accrued management fee (Note 2)  ......................        122
 Accrued distribution fee (Note 2)  ....................         32
 Accrued accounting services fee (Note 2)  .............         10
 Other  ................................................         71
                                                         ----------
    Total liabilities  .................................      6,681
                                                         ----------
      Total net assets ................................. $1,025,614
NET ASSETS                                               ==========
 $1.00 par value capital stock:
   Capital stock ....................................... $  159,906
   Additional paid-in capital ..........................  1,113,857
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss .......        (17)
   Accumulated undistributed net realized loss
    on investment transactions  ........................   (197,633)
   Net unrealized depreciation in value of investments..    (51,087)
   Net unrealized appreciation in value of written call
    options  ...........................................      1,315
   Net unrealized depreciation in value of written put
    options  ...........................................       (727)
    Net assets applicable to outstanding units           ----------
      of capital ...................................     $1,025,614
Net asset value per share (net assets divided            ==========
 by shares outstanding):
 Class A  ..........................................          $6.42
 Class B  ..........................................          $6.19
 Class C  ..........................................          $6.20
 Class Y  ..........................................          $6.51
Capital shares outstanding:
 Class A  ..........................................        150,201
 Class B  ..........................................          5,517
 Class C  ..........................................          1,202
 Class Y  ..........................................          2,986
Capital shares authorized ..........................        300,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     NEW CONCEPTS FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)
INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization ...........                $   7,193
   Dividends ...........................                    3,774
                                                        ---------
    Total income  ......................                   10,967
 Expenses (Note 2):                                     ---------
   Investment management fee ...........                   10,372
   Shareholder servicing:
    Class A  ...........................                    4,132
    Class B  ...........................                      322
    Class C  ...........................                       54
    Class Y  ...........................                       31
   Service fee:
    Class A  ...........................                    2,677
    Class B  ...........................                       92
    Class C  ...........................                       16
   Distribution fee:
    Class A  ...........................                      229
    Class B  ...........................                      277
    Class C  ...........................                       49
   Accounting services fee .............                      118
   Custodian fees ......................                       68
   Audit fees ..........................                       19
   Legal fees ..........................                       18
   Other ...............................                      412
                                                        ---------
    Total expenses  ....................                   18,886
                                                        ---------
      Net investment loss ..............                   (7,919)
REALIZED AND UNREALIZED GAIN (LOSS) ON                  ---------
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ......                  (96,721)
 Realized net gain on written call options                  4,309
 Realized net loss on written put options                  (1,516)
                                                        ---------
   Realized net loss on investments ....                  (93,928)
                                                        ---------
 Unrealized depreciation in value of
   securities during the period ........                 (279,613)
 Unrealized appreciation in value of written
   call options during the period ......                    2,550
 Unrealized depreciation in value of
   written put options during
   the period ..........................                     (727)
                                                        ---------
   Unrealized depreciation in value of
    investments during the period  .....                 (277,790)
                                                        ---------
      Net loss on investments ..........                 (371,718)
       Net decrease in net assets resulting             ---------
         from operations ...............                $(379,637)
                                                        =========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     NEW CONCEPTS FUND
     (In Thousands)
                                      For the    For the   For the
                                      fiscal      fiscal    fiscal
                                       year       period     year
                                       ended      ended     ended
                                     June 30,    June 30, March 31,
                                       2002        2001      2001
INCREASE (DECREASE) IN NET ASSETS    ---------  --------- ---------
 Operations:
   Net investment loss .......... $    (7,919) $      (43) $  (10,501)
   Realized net gain (loss) on
    investments  ................     (93,928)        430      46,068
   Unrealized appreciation
    (depreciation) ..............    (277,790)    146,682    (756,054)
    Net increase (decrease) in    -----------  ----------  ----------
      net assets resulting from
      operations ..................  (379,637)    147,069    (720,487)
                                  -----------  ----------  ----------
 Distributions to shareholders (Note 1E):(1)
   From net investment income:
    Class A  ......................       ---         ---         ---
    Class B  ......................       ---         ---         ---
    Class C  ......................       ---         ---         ---
    Class Y  ......................       (13)        ---         ---
   From realized gains on securities
    transactions:
    Class A  ......................    (1,980)        ---    (222,851)
    Class B  ......................       (64)        ---      (5,702)
    Class C  ......................       (10)        ---        (950)
    Class Y  ......................       (26)        ---      (2,271)
   In excess of realized gains on
    securities transactions:
    Class A  ......................       ---         ---     (98,075)
    Class B  ......................       ---         ---      (2,507)
    Class C  ......................       ---         ---        (406)
    Class Y  ......................       ---         ---      (1,011)
                                  -----------  ----------  ----------
                                       (2,093)        ---    (333,773)
                                  -----------  ----------  ----------
 Capital share transactions
   (Note 5) .......................   (86,896)      4,920     357,197
                                  -----------  ----------  ----------
    Total increase (decrease)  ....  (468,626)    151,989    (697,063)
NET ASSETS
 Beginning of period ............ . 1,494,240   1,342,251   2,039,314
                                   ----------  ----------  ----------
 End of period  ...................$1,025,614  $1,494,240  $1,342,251
   Undistributed net investment    ==========  ==========  ==========
    income (loss)  ................      $(17)         $6         $(7)
                                      =======        ====         ===
(1)See "Financial Highlights" on pages 19 - 22.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     NEW CONCEPTS FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:(1)
                            For theFor the
                             fiscal fiscal     For the fiscal year
                               year period        ended March 31,
                              ended  ended -----------------------------
                            6-30-026-30-01    2001   2000    1999   1998
                            -------  -----   -----  -----   -----  -----
Net asset value,
 beginning of
 period  ...........          $8.73  $7.85  $15.07 $ 9.52   $9.24  $6.80
                              ----- ------  ------ ------   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.04)  0.00   (0.06) (0.09)  (0.00)  0.01
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (2.26)  0.88   (4.74)  6.96    1.54   3.29
                              ----- ------  ------ ------   -----  -----
Total from investment
 operations  .......          (2.30)  0.88   (4.80)  6.87    1.54   3.30
                              ----- ------  ------ ------   -----  -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)  (0.01) (0.01)
 From capital gains           (0.01) (0.00)  (1.68) (1.32)  (1.25) (0.85)
 In excess of capital
   gains ...........          (0.00) (0.00)  (0.74) (0.00)  (0.00) (0.00)
                              ----- ------  ------ ------   -----  -----
Total distributions           (0.01) (0.00)  (2.42) (1.32)  (1.26) (0.86)
                              ----- ------  ------ ------   -----  -----
Net asset value,
 end of period  ....          $6.42 $ 8.73  $ 7.85 $15.07   $9.52  $9.24
                              ===== ======  ====== ======   =====  =====
Total return(2).....         -26.34% 11.21% -35.27% 74.61%  17.83% 51.44%
Net assets, end
 of period (in
 millions)  ........           $965 $1,415  $1,275 $1,984    $972   $779
Ratio of expenses
 to average net
 assets  ...........           1.50%  1.44%(3)1.36%  1.32%   1.29%  1.25%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.61%  0.02%(3)-0.58%-0.66%  -0.04%  0.06%
Portfolio turnover
 rate  .............          57.51% 16.34%  89.35%127.31%  48.95% 38.51%
(1)Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     NEW CONCEPTS FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                  For the
                           For the For the For the period
                            fiscal  fiscal  fiscal   from
                              year  period    year10-4-99(1)
                            ended    ended   endedthrough
                            6-30-026-30-01 3-31-013-31-00
                            -------------- --------------
Net asset value,
 beginning of period          $8.52  $7.69  $14.98 $10.69
                              -----  -----  ------  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.12) (0.02)  (0.16)  0.01
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.20)  0.85   (4.71)  5.60
                              -----  -----  ------  -----
Total from investment
 operations  .......          (2.32)  0.83   (4.87)  5.61
                              -----  -----  ------  -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)
 From capital gains           (0.01) (0.00)  (1.68) (1.32)
 In excess of capital
   gains ...........          (0.00) (0.00)  (0.74) (0.00)
                              -----  -----  ------  -----
Total distributions           (0.01) (0.00)  (2.42) (1.32)
                              -----  -----  ------  -----
Net asset value,
 end of period  ....          $6.19  $8.52  $ 7.69 $14.98
                              =====  =====  ======  =====
Total return .......         -27.22% 10.79% -35.99% 54.60%
Net assets, end of
 period (in
 millions)  ........         $34    $40     $35    $28
Ratio of expenses to
 average net assets            2.78%  2.67%(2)2.51%  2.40%(2)
Ratio of net investment
 loss to average
 net assets  .......          -1.90% -1.21%(2)-1.71%-1.73%(2)
Portfolio turnover
 rate  .............          57.51% 16.34%  89.35%127.31%(2)
(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     NEW CONCEPTS FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                                  For the
                           For the For the For the period
                            fiscal  fiscal  fiscal   from
                              year  period    year10-4-99(1)
                            ended    ended   endedthrough
                            6-30-026-30-01 3-31-013-31-00
                            -------------- --------------
Net asset value,
 beginning of period          $8.53 $ 7.70  $14.99 $10.69
                              -----  -----  ------  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...          (0.10)  (0.02) (0.16)  0.02
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.22)  0.85   (4.71)  5.60
                              -----  -----  ------  -----
Total from investment
 operations  .......          (2.32)  0.83   (4.87)  5.62
                              -----  -----  ------  -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.00)
 From capital gains           (0.01) (0.00)  (1.68) (1.32)
 In excess of capital
   gains ...........          (0.00) (0.00)  (0.74) (0.00)
                              -----  -----  ------  -----
Total distributions           (0.01) (0.00)  (2.42) (1.32)
                              -----  -----  ------  -----
Net asset value,
 end of period  ....          $6.20  $8.53  $ 7.70 $14.99
                              =====  =====  ======  =====
Total return .......         -27.19% 10.78% -35.96% 54.71%
Net assets, end of
 period (in
 millions)  ........             $7     $7      $6     $5
Ratio of expenses to
 average net assets            2.72%  2.66%(2)2.47%  2.30%(2)
Ratio of net investment
 loss to average
 net assets  .......          -1.85% -1.20%(2)-1.67%-1.62%(2)
Portfolio turnover
 rate  .............          57.51% 16.34%  89.35%127.31%(2)
(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     NEW CONCEPTS FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:(1)
                            For theFor the
                             fiscal fiscal     For the fiscal year
                               year period        ended March 31,
                              ended  ended -----------------------------
                            6-30-026-30-01    2001   2000    1999   1998
                            -------  -----   -----  -----   -----  -----
Net asset value,
 beginning of period          $8.82 $ 7.93  $15.14 $ 9.53   $9.25  $6.80
                              ----- ------  ------ ------   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...           0.01   0.00   (0.03) (0.05)   0.03   0.03
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.30)  0.89   (4.76)  6.98    1.54   3.30
                              ----- ------  ------ ------   -----  -----
Total from investment
 operations  .......          (2.29)  0.89   (4.79)  6.93    1.57   3.33
                              ----- ------  ------ ------   -----  -----
Less distributions:
 From net investment
   income...........          (0.01) (0.00)  (0.00) (0.00)  (0.04) (0.03)
 From capital gains           (0.01) (0.00)  (1.68) (1.32)  (1.25) (0.85)
 In excess of capital
   gains ...........          (0.00) (0.00)  (0.74) (0.00)  (0.00) (0.00)
                              ----- ------  ------ ------   -----  -----
Total distributions.          (0.02) (0.00)  (2.42) (1.32)  (1.29) (0.88)
                              ----- ------  ------ ------   -----  -----
Net asset value,
 end of period .....          $6.51  $8.82   $7.93 $15.14   $9.53  $9.25
                              ===== ======  ====== ======   =====  =====
Total return .......         -25.89% 11.22% -35.01% 75.17%  18.29% 51.83%
Net assets, end of
 period (in
 millions)  ........            $20    $32     $26    $22     $12 $11
Ratio of expenses
 to average net
 assets  ...........           1.05%  1.07%(2)1.03%  1.02%   0.95%  0.96%
Ratio of net
 investment income
 (loss) to average
 net assets  .......          -0.14%  0.39%(2)-0.21%-0.36%   0.29%  0.35%
Portfolio
 turnover rate  ....          57.51% 16.34%  89.35%127.31%  48.95% 38.51%
(1)Per share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
(2)Annualized.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from March
31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2002, $7,909,280 was reclassified between paid-in capital and accumulated undistributed net investment loss. Net investment income, net realized gains and net assets were not affected by this change.

F.   Options -- See Note 6 - Options.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.3375 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,233,489. During the period ended June 30, 2002, W&R received $78,493 and $1,566 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,090,528 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $52,736, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $741,055,456, while proceeds from maturities and sales aggregated $543,174,226. Purchases of options aggregated $16,749,685, while proceeds from options aggregated $22,564,608. Purchases of short-term securities aggregated $9,326,466,775, while proceeds from maturities and sales aggregated $9,629,085,689. No U.S. Government securities were purchased or sold during the period ended June 30, 2002.

For Federal income tax purposes, cost of investments owned at June 30, 2002 was $1,081,879,312, resulting in net unrealized depreciation of $51,087,174, of which $103,367,029 related to appreciated securities and $154,454,203 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income ......................... $       ---
Distributed ordinary income .................         ---
Undistributed ordinary income ...............         ---

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................   2,187,279

Post-October capital losses deferred ........  95,776,631

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

2009    .....................................$ 99,669,069
2010    .....................................   2,187,279
                                             ------------
Total Carryover .............................$101,856,348
                                             ============

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.
                            For the       For the       For the
                             fiscal        fiscal        fiscal
                               year        period          year
                              ended         ended         ended
                            6-30-02       6-30-01       3-31-01
                       ------------  ------------  ------------
Shares issued from sale of shares:
 Class A  ............       40,977         21,206      112,862
 Class B  ............        1,872            415        2,410
 Class C  ............          690             81          444
 Class Y  ............       46,082         12,189       10,754
Shares issued from reinvestment
 of dividend and/or capital
 gains distribution:
 Class A  ............          254            ---       31,343
 Class B  ............            9            ---          833
 Class C  ............            1            ---          137
 Class Y  ............            5            ---          327
Shares redeemed:
 Class A  ............      (53,164)       (21,458)    (113,452)
 Class B  ............       (1,112)          (170)        (609)
 Class C  ............         (285)           (45)        (186)
 Class Y  ............      (46,766)       (11,874)      (9,202)
                             ------         ------       ------
Increase (decrease) in
 outstanding capital
 shares  .............      (11,437)           344       35,661
                             ======         ======       ======
Value issued from sale of shares:
 Class A  ............     $318,110       $180,226   $1,284,276
 Class B  ............       13,705          3,429       28,555
 Class C  ............        5,067            686        5,254
 Class Y  ............      354,554        105,359      105,200
Value issued from reinvestment
 of dividend and/or capital
 gains distribution:
 Class A  ............        1,943            ---      312,494
 Class B  ............           63            ---        8,162
 Class C  ............           10            ---        1,346
 Class Y  ............           39            ---        3,282
Value redeemed:
 Class A  ............     (408,944)      (182,338)  (1,290,357)
 Class B  ............       (8,050)        (1,385)      (6,527)
 Class C  ............       (2,058)          (374)      (2,116)
 Class Y  ............     (361,335)      (100,683)     (92,372)
                           --------       --------   ----------
Increase (decrease) in
 outstanding capital       $(86,896)      $  4,920   $  357,197
                           ========       ========   ==========

NOTE 6 -- Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Transactions in call options written were as follows:

                              Number of        Premium
                              Contracts       Received
                              ---------      ----------
     Outstanding at
       June 30, 2001               5,416    $   850,283
     Options written             118,342     20,987,698
     Options terminated
       in closing purchase
       transactions              (99,456)   (18,461,490)
     Options exercised            (5,297)      (589,637)
     Options expired              (5,862)      (780,352)
                               ---------    -----------
     Outstanding at
       June 30, 2002              13,143    $ 2,006,502
                               =========    ===========

Transactions in put options written were as follows:

                               Number of        Premium
                               Contracts       Received
                               ---------       --------
     Outstanding at
       June 30, 2001                 ---     $      ---
     Options written               7,025      1,576,910
     Options terminated
       in closing purchase
       transactions               (1,873)      (300,396)
     Options exercised              (827)      (138,114)
     Options expired                 ---            ---
                                   -----     ----------
     Outstanding at
       June 30, 2002               4,325     $1,138,400
                                   =====     ==========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors New Concepts Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund") as of June 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for the fiscal year then ended, the fiscal period from April 1, 2001 through June 30, 2001, and the fiscal year ended March 31, 2001 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors New Concepts Fund, Inc. as of June 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for the fiscal year then ended, the fiscal period from April 1, 2001 through June 30, 2001, and the fiscal year ended March 31, 2001 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    ------------------------------------------------
                          Class A, Class B and Class C
12-12-01 $0.01301        $---  $0.01301     $---       $---  $0.01301
         ========        ====  ========     ====       ====  ========

                                    Class Y
12-12-01 $0.02001    $0.00700  $0.01301 $0.00700       $---  $0.01301
         ========    ========  ======== ========       ====  ========

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors New Concepts Fund, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President,14 years; Treasurer and Principal Accounting Officer, 18 years; Principal Financial Officer, since 2002 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Kimberly Scott (41)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  1 year
Principal Occupation(s) During Past 5 Years: Vice President of WRIMCO (2001 to present); investment analyst for WRIMCO (1999 to 2001); equity analyst for Bartlett & Company (1994 to 1999)
Directorships held:  None

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III

OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Kimberly A. Scott, Vice President
Michael D. Strohm, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.




FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1012A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.